   UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2015

Commission File Number: 000-17119

QuantRx Biomedical Corporation
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	330202574 (IRS Employer Identification No.)

10190 SW 90th Avenue, No. 4690, Tualatin, Oregon 97123
(Address of principal executive offices)

503-575-9385
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 25, 2015, QuantRx Biomedical Corporation (the "Company") issued a press release providing an update on corporate developments, including, among others, its progress in pursuing manufacturing capacity for the domestic production of its distinctive patented miniform pads. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2015	QuantRx Biomedical Corporation By: /s/ Dr. Shalom Hirschman

Name: Dr. Shalom Hirschman
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated February 25, 2015.